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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------


        Date of Report (Date of Earliest Event Reported): April 29, 1998



                           HEARTLAND TECHNOLOGY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         1-11956                                        36-1487580
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 (Commission File Number)                   (I.R.S. Employer Identification No.)

 547 WEST JACKSON BOULEVARD,
 CHICAGO, ILLINOIS                                               60661
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (312) 294-0497
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              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)
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

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         (a)


                  On April 29, 1998, Zecal, Corp. ("Buyer"), a Delaware corporation and newly formed indirect wholly-owned subsidiary of Heartland Technology, Inc. (the "Registrant" or the "Company"), entered into an Acquisition Agreement, by and between Zecal, Inc. ("Seller"), a New York corporation and subsidiary of LucasVarity, Inc., and Buyer (the "Purchase Agreement"). Seller has been engaged, at its facility at 456 North Sanford Road, Churchville, New York, in the manufacture and sale of circuit boards and electronics assemblies (the "Business").

                  Pursuant to the Purchase Agreement, on April 29, 1998 (the "Closing Date"), Buyer purchased from Seller certain assets and assumed certain liabilities, in each case, associated with Seller's Business (the "Acquisition"). The purchased assets include, among other things: equipment used in the Business; inventory; the Z-Strate (TM) patented process for directly plating copper circuits on a ceramic substrate; and the lease of Seller's manufacturing facility. The assumed liabilities include, among other things:
Seller's obligations under a certain litigation settlement agreement; Seller's obligations under certain circumstances to make royalty payments to the New York State Energy Research and Development Authority; Seller's obligations with respect to certain employment arrangements; and Seller's obligations under certain contracts.

                  Buyer also entered into an agreement with an individual who developed the technology used in the Business. Under this agreement, such person is entitled to receive a portion of any royalty payments which the Company may receive in the future for licensing such technology to third parties. In addition, in the event that such person is not paid (through such royalties or otherwise by Buyer) an aggregate of $400,000 by April 29, 2001, and $1 million by April 29, 2003, such person will receive from Buyer a paid-up license for the Z-Strate (TM) technology and certain other technology.


                  Prior to entering into the Acquisition Agreement, the Company and its wholly owned subsidiary, P.G. Design Electronics, Inc. ("PG") had entered into letters of intent with Seller, pursuant to which, as part of the Company's diligence investigation, PG directed the operation of the Business after January 31, 1998, and received revenues and paid expenses for products shipped after that date. Except for the foregoing, Seller had no material relationship with the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.



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

                  On the Closing Date in consideration of the assets purchased, Buyer paid Seller the sum of $1,600,000 (the "Purchase Price") and assumed the liabilities specified in the Purchase Agreement. The Purchase Price was determined as a result of arms-length negotiations and consisted of the following: (i) cash in the amount of $500,000 (the "Cash Consideration") and
(ii) a promissory note made by Buyer (the "Zecal Promissory Note"), in the aggregate principal amount of $1,100,000. The source of the Cash Consideration was working capital of Buyer.

                  The Zecal Promissory Note is payable in equal quarterly installments commencing on July 30, 1999 and on the 30th day of each January, April, July and October, thereafter until April 29, 2002, when all remaining principal and interest shall become due and payable. The note does not bear interest until April 28, 1999 but, after such date, bears interest at the rate of 8% per annum, such interest to be compounded quarterly and thereafter added to, and bear the same interest as, principal. The Company has guaranteed payment on the note pursuant to a Guaranty, dated April 29, 1998.

                  In connection with the Acquisition, Buyer entered into a Loan and Security Agreement, dated as of April 29, 1998, by and between Buyer, any other Credit Party executing the agreement, and General Electric Capital Corporation ("GECC") (the "Loan Agreement"). The Loan Agreement provides Buyer with a revolving credit facility (including letters of credit) in an aggregate principal amount not to exceed $4,000,000 ($500,000 for letters of credit). The facility terminates on April 29, 2001. The loans are secured by a lien on all of the assets of Buyer and a pledge of its stock. The loans are also guaranteed by PG. In addition, the assets of Buyer secure the obligations of PG under its own loan facility with GECC.


         (b)

                  In connection with the Acquisition, Buyer acquired Seller's equipment used in the Business. Buyer intends to continue such use.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

         (a) Financial Statements of Business Acquired. It is impracticable to provide the required financial statements for the business acquired by the Registrant for the periods specified in Rule 3-05(b) with this Report at this time. The Registrant will file such required financial statements for the business acquired by the Registrant as soon as practicable, but not later than 60 days after the date on which this Report is required to be filed.


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

         (b) Pro Forma Financial Information. It is impracticable to provide the required pro forma financial information relative to the business acquired by the Registrant pursuant to Article 11 of Regulation S-X. The Registrant will file such required pro forma financial information relative to the business acquired by the Registrant as soon as practicable, but not later than 60 days after the date on which this Report is required to be filed.

         (c)      Exhibits.

         Exhibit No.                                 Description
         ----------                                  -----------

                  2.1 Acquisition Agreement, dated as of April 29, 1998, by and between Zecal, Inc., as seller, and Zecal Corp., as buyer. (filed herewith) +

                  99.1 Promissory Note, dated April 29, 1998, of Zecal Corp., in the principal amount of $1,100,000, and payable to Zecal, Inc. (filed herewith)

                  99.2 Guaranty, dated April 29, 1998, by Heartland Technology, Inc. in favor of Zecal, Inc. (filed herewith)

                  99.3 Loan and Security Agreement, dated as of April 29, 1998, by and between Zecal Corp., any other Credit Party executing the agreement, and General Electric Capital Corporation Inc. (filed herewith)

                  99.4 Second Amendment and Consent, dated April 29, 1998, between P.G. Design Electronics, Inc. (formerly known as PG Newco Corp.) and General Electric Capital Corporation, to the Loan and Security Agreement, dated May 29, 1997. (filed herewith)

-----------------------------------

                  + Certain schedules and similar attachments have been omitted. The Registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.


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
                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Heartland Technology, Inc.
                                            -----------------------------------
                                                      (Registrant)



Date: May 13, 1998                          By:      Leon F. Fiorentino
                                                     ---------------------------
                                                     Name:  Leon F. Fiorentino
                                                     Title: Vice President



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
                                  EXHIBIT INDEX


Exhibit No.                             Description
----------                              -----------

        2.1 Acquisition Agreement, dated as of April 29, 1998, by and between Zecal, Inc., as seller, and Zecal Corp., as buyer. (filed herewith) +

        99.1 Promissory Note, dated April 29, 1998, of Zecal Corp., in the principal amount of $1,100,000, and payable to Zecal, Inc. (filed herewith)

        99.2 Guaranty, dated April 29, 1998, by Heartland Technology, Inc. in favor of Zecal, Inc. (filed herewith)

        99.3 Loan and Security Agreement, dated as of April 29, 1998, by and between Zecal Corp., any other Credit Party executing the agreement, and General Electric Capital
                          Corporation Inc. (filed herewith)

        99.4 Second Amendment and Consent, dated April 29, 1998, between P.G. Design Electronics, Inc. (formerly known as PG Newco Corp.) and General Electric Capital Corporation, to the Loan and Security Agreement, dated May 29, 1997. (filed herewith)

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         +        Certain schedules and similar attachments have been omitted.
                  The Registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.



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